ASSIGNMENT OF LEASE
                               -------------------


GEORGIA, DODGE COUNTY.

         FOR VALUE RECEIVED, Pecan Shoppe of Edgewood, Inc., a Corporation of the State of Georgia, with principal offices located at 203 Jessup Street, Eastman, Georgia 31023, hereby transfers and assigns unto BOWLIN'S, INC., a corporation of the State of New Mexico, with offices located at 136 Louisiana NE, Albuquerque, New Mexico 87108, that certain lease agreement entered into between Clara May Bassett and Stuckey's, Inc., in November, 1966, which is recorded in the office of the County Clerk of Santa Fe County, New Mexico, in Book 245, pages 498-509, which lease agreement was on January 15, 1968 transferred by Stuckey's, Inc. to Taylor C. Jordan, which transfer was recorded in said Clerk's Office in Book 257, pages 745-747, and which lease agreement was on March 25, 1968 transferred by Taylor C. Jordan to Pecan Shoppe of Edgewood, Inc., which assignment is recorded in said Clerk's Office in Book 257, pages 741-744, together with all of the rights, title and leasehold interest of Pecan Shoppe of Edgewood Inc., in and to said lease agreement, said lease agreement being on the following property in Santa Fe County, New Mexico, to-wit:

             A certain tract of land situate in Section 28, T10N, R7E, N.M.P.M., being a portion of the Bassett Ranch, Santa Fe County, New Mexico, said tract located at the Southwest corner of the interchange of New U.S. Highway 66 and State Road No. 344 (New Mexico State Highway Project 1-040-4(8) 185), Edgewood, New Mexico, and described More particularly as follows:

             Beginning at the northwest corner of said tract, a point on the south right of way line of the south ramp of said interchange, a point whence the northwest corner of said Section 28, T10N, R7E, N.M.P.M., a U.S.L.O. Monument (stone), in place, bears N65(Degree)55'W, 5,347.80 feet distance. Thence S57(Degree)20'E,
             350.0 feet along the south right of way line of said south ramp of said interchange to the northeast corner of said tract, and a point of intersection with the west right of way line of State Road No.
             344. Thence S0(Degree)20'W, 216.0 feet along the west right of way line of State Road No. 344 to the southeast corner of said tract. Thence N65(Degree)20'W, 435.60 feet to the southwest corner of said tract. Thence N24(Degree)40'E, 245.50 feet to the northwest corner of said tract, and the point of beginning.

             Contains:      1.96 acres, more or less.

             Bounded: On the north by new U.S. Highway 66 (New Mexico Project No. 1-040-4(g) 185). On the east by State Road No. 344 On the south and west by land of the Bassett Ranch, Santa Fe County, New Mexico.

             The undersigned, Bowlin's, Inc., hereby accepts the assignment and transfer of said lease, agrees to discharge and perform all of the duties and obligations of Stuckey's, Inc., in and to said lease, and of Taylor C. Jordan and Pecan Shoppe of Edgewood, Inc., in and under said lease and the assignments thereof, including the payment of all rents provided for therein, agrees to indemnify and save harmless Stuckey's, Inc., Taylor C. Jordan and Pecan Shoppe of Edgewood, Inc., from any obligations or liabilities under said lease.

             IN WITNESS WHEREOF, Pecan Shoppe of Edgewood, Inc. and Bowlin's, Inc., each acting by and through their duly authorized officers, have hereunto set their hands and affixed their seals, this the 12th day of July, 1982.

                                       PECAN SHOPPE OF EDGEWOOD, INC. (SEAL)

                                       BY /s/ Signature illegible  (SEAL)
                                         --------------------------
                                                PRESIDENT

(CORPORATE SEAL)                       ATTEST /s/ Signature illegible (SEAL)
                                             ------------------------
                                                    SECRETARY

                                       BOWLIN'S, INC.                  (SEAL)

                                       BY  /s/ Signature illegible   (SEAL)
                                         ---------------------------
                                            EXECUTIVE VICE PRESIDENT

                                       ATTEST /s/ Sue E. Brown        (SEAL)
                                             --------------------------
                                                     SECRETARY

STATE OF NEW MEXICO                 )
                                    )  ss
COUNTY OF BERNALILLO                )


         The foregoing instrument was acknowledged before me on this 12th day of July, 1982, by TAYLOR C. JORDAN, the President of PECAN SHOPPE OF EDGEWOOD INC., a Georgia,, corporation, on behalf of said corporation.


                                                    /s/ Nina J. Pratz
                                                   -----------------------------
                                                        NOTARY PUBLIC
MY COMMISSION EXPIRES: 6/3/83
                     -----------

(N.P. SEAL)




STATE OF NEW MEXICO

COUNTY OF BERNALILLO


         The foregoing instrument was acknowledged before me, on this 12th day of July, 1982, by M.L. Bowlin, the Executive Vice-President of BOWLIN'S, INC., a New Mexico corporation, on behalf of said corporation.


                                                   /s/ Nina J. Pratz
                                                  -----------------------------
                                                       NOTARY PUBLIC
MY COMMISSION EXPIRES:  6/30/83
                     ------------


(N. P. SEAL)


                                                        [COUNTY RECORDER'S SEAL]

                           ADDENDUM TO LEASE AGREEMENT
                           ---------------------------


GEORGIA, DODGE COUNTY.

         THIS ADDENDUM to a Lease Agreement, made and entered into between CLARA MAY BASSETT and STUCKEY'S, INC., dated November 22nd, 1966 as to lands in Santa Fe County, New Mexico, which Addendum is dated this the 13th day of April, 1982, and is entered into between BASSETT DEVELOPMENT CORPORATION, a corporation of the State of New Mexico, with offices located at 12108 Vienna, N.E., Albuquerque, New Mexico, 87111, hereinafter referred to as first party, and PECAN SHOPPE OF EDGEWOOD, INC., a Georgia corporation, with principal offices located at Eastman, Dodge County, Georgia, hereinafter referred to as the second party,

                                   WITNESSESS

         WHEREAS, Clara May Bassett entered into a lease agreement with Stuckey's, Inc., dated November 22nd, 1966, which lease agreement has been recorded in the Office of the County Clerk of the County of Santa Fe, State of New Mexico, in Book No. 245, Pages 498-509;

         WHEREAS, Clara May Bassett, the lessor in said lease agreement, has transferred said lease agreement to Bassett Development Corporation as indicated by a Certificate of Transfer dated January 28, 1977 and a warranty deed dated August 26, 1972 and recorded in said Clerk's Office Book 293, Pages 766-768;

         WHEREAS, Stuckey's, Inc. has transferred and assigned its leasehold interest in and to said lease to Taylor C. Jordan by an assignment dated January 15, 1968 which is recorded in said Clerk's Office in Book 257, Pages 745-747;

         WHEREAS, the said Taylor C. Jordan has transferred and assigned said lease agreement unto Pecan Shoppe of Edgewood, Inc., in an assignment dated March 25, 1968 and recorded in said Clerk's Office in Book 257, Pages 741-744;

         WHEREAS, the business operated on lands described in said lease agreement is owned and operated by Pecan Shoppe of Edgewood, Inc., the second party and all rents accruing on said lease agreement are paid by Pecan Shoppe of Edgewood, Inc., and Pecan Shoppe of Edgewood, Inc. is performing all of the obligations of Stuckey's Inc. under said lease agreement.


         NOW, THEREFORE, in consideration of the premises, the parties do hereby agree as follows:


         1. The second party does hereby assume and agrees with the first party to perform all of the obligations of Stuckey's, Inc. as set forth in said lease agreement.

         2. The first party, in consideration of the assumption of all duties and obligations of Stuckey's, Inc., by Pecan Shoppe of Edgewood, Inc., does hereby release Stuckey's, Inc. from any liability or obligations in said lease agreement.

         3. The parties do further agree to delete from said lease agreement Paragraph 8 thereof and in lieu thereof insert the following new Paragraph 8 in said lease agreement, to-wit:


         "8.  LESSEE'S OR SECOND PARTY'S DEFAULT:  LEASE TERMINATION:
              -------------------------------------------------------

         Should the second party at any time during the term of this lease or any extension hereof fail or refuse to pay the rent due hereunder, after a 30-day written notice by registered or certified mail addressed to the President of Pecan Shoppe of Edgewood, Inc. at 302 Jessup
         Street, Eastman, Georgia 31023, or elsewhere as directed by second party, or should second party in any manner fail to commence the correction of any violation of the terms and conditions of this lease or of the obligations to be performed hereunder, after a 30-day written notice by registered or certified mail to the President of Pecan Shoppe of Edgewood, Inc., at 302 Jessup Street, Eastman, Georgia 31023, or elsewhere. an directed by second party, then the first party may, at its election, declare the term ended, enter and retake the premises with or without process, and expel any occupants. First party will have an express landlord's lien for past due rents on the property of the occupant located in the premises, whether or not exempt from execution, which lien is additional to any liens provided by law, and which may be foreclosed by public sale after notice. The failure of the first party to terminate this lease for any uncured default will not be a waiver of any right to terminate this lease for any prior or subsequent uncured default provided the same notice is given as provided for here-in above. In no event shall this lease be deemed an asset of the second party after adjudication in bankruptcy. The second party shall pay all costs and expenses, including an attorney fee not to exceed fifteen percent of the past due rents, that shall arise from enforcing this lease."

         4. At any time whenever the words "First Party" is used in this Addendum the same shall be synonymous with and have the same meaning as the word "Lessor" in said lease agreement and whenever the words "Second Party" is used in this Addendum the same shall be synonymous with and have the same meaning as the word "Lessee" in said lease agreement.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and affixed their seals on the day and year first above written ,each acting by and through its duly authorized officers.


                                        BASSETT DEVELOPMENT CORPORATION (SEAL)

                                        BY  /s/ Signature illegible     (SEAL)
                                           ----------------------------
                                                      PRESIDENT

                                        ATTEST  /s/ Signature illegible (SEAL)
                                                -----------------------
                                                      SECRETARY

(CORPORATE SEAL)


                                        PECAN SHOPPE OF EDGEWOOD,  INC.  (SEAL)

                                        BY  /s/ Signature illegible    (SEAL)
                                          ---------------------------
                                                     PRESIDENT

                                        ATTEST  /s/ Signature illegible  (SEAL)
                                              -------------------------
(CORPORATE SEAL)                                     SECRETARY


STATE OF NEW MEXICO        )  SS
COUNTY OF SANTA FE         )

         The foregoing instrument was acknowledge  before me on this 30th day of
April,  1982,  by  [name  illegible],   the  President  of  BASSETT  DEVELOPMENT
CORPORATION, a New Mexico Corporation, on behalf of said Corporation.

                                                  /s/ Signature illegible
                                               ---------------------------------
                                                       NOTARY PUBLIC
MY COMMISSION EXPIRES:  3-9-83
                     -----------
(N. P. SEAL)

STATE OF GEORGIA           )  SS
COUNTY OF DODGE            )

         The foregoing instrument was acknowledged before me, on this 30th day of April, 1982, by TAYLOR C. JORDAN, the President of PECAN SHOPPE OF EDGEWOOD, INC., a Georgia Corporation, on behalf of said Corporation.

                                               /s/ Signature illegible
                                            ------------------------------------
                                                        NOTARY PUBLIC
MY COMMISSION EXPIRES: Aug. 15, 1985
                      ---------------

(N. P. SEAL)

                                    L E A S E
                                    ---------

         Clara May Bassett, a widow, (hereinafter called Lessor) and Stuckey's, Inc. (hereinafter called Lessee), agree that:

         1. Premises: Lessor leases to Lessee the following property in Santa Fe County, New Mexico (hereinafter called the Premises):

             A certain tract of land situate in Section 28, T1ON, R7E, N.M.P.M., being a portion of the Bassett Ranch, Santa Fe County, New Mexico, said tract located at the southwest corner of the interchange of New U. S. Highway 66 and State Road No. 344 (New Mexico State Highway Project 1-040-4(8) 185) , Edgewood, New Mexico, and described more particularly as follows:

             Beginning at the northwest corner of said tract, a point on the south right of way line of the south ramp, of said interchange, a point whence the northwest corner of said Section 28, T1ON, R7E, N.M.P.M, a U.S.L.O. Monument (stone), in place, bears N65(Degree)55'W, 5,347.80 feet distant. Thence S57(Degree)20'E,
             350.0 feet, along the south right of way line of said south ramp of said interchange to the northeast corner of said tract, and a point of intersection with the west right of way line of State Road No.
             344. Thence SO(Degree)2O'W, 216.0 feet along the west right of way line of State Road No. 344 to the southeast corner of said tract. Thence N65(Degree)20'W, 435.60 feet to the southwest corner of said tract. Thence N24(Degree)40'E, 245.50 feet to the northwest corner of said tract, and the point of beginning.

             Contains: 1.96 acres, more or less

             Bounded: On the north by new U. S. Highway 66 New Mexico Project No. 1-040-4(8)185). On the east by State Road No. 344. On the south and west by land of the Bassett Ranch, Santa Fe County, New Mexico.

         2. Primary Term and Rent: The primary term of this lease will be [Confidential treatment has been requested] beginning on the date hereof. Lessee will pay Lessor a monthly rental of [Confidential treatment has been requested] per month which will be payable in advance by, the 10th day of each month, said rent to begin on the earliest of the following:

             a. When new Highway 66 (Interstate 40) shall be open to public travel past the above-described premises

             b. When improvement construction is started by Lessee or its assigns

             c. One year from the date of this instrument, provided however, that until the occurrence of the first of the above conditions Lessee will pay Lessor 25% of the stipulated rental per month from and after the date of this instrument and until the occurrence of any of the above; this period of time to run against the [Confidential treatment has been requested] term of the lease. The rent for the first month shall be prorated on a per diem basis for any period less than one month and likewise any short period at the end of this lease or any extended term hereof shall be prorated on a per diem basis.

             3. Option to Renew: If Lessee is not in default hereunder, it shall have the following options to renew this lease on the same terms and conditions except as hereinafter provided, to-wit.

             a. At the end of the initial [Confidential treatment has been requested] term this lease will be automatically renewed for an additional term of [Confidential treatment has been requested] at the rate of [Confidential treatment has been requested] per month unless the Lessee, or its assigns, shall give notice in writing to the Lessor at least sixty days prior to the end of the initial term that said lease is not to be so renewed.

             b. Provided this lease is renewed at the end of the primary [Confidential treatment has been requested] term and provided Lessee is not in default hereunder at the end of the first renewal as provided here in above this lease will automatically be renewed for an additional [Confidential treatment has been requested] period at the rate of [Confidential treatment has been requested] per month unless the Lessee or its assigns, shall give a written notice to the Lessor at least 60 days prior to the end of the first renewed term that said lease is not to be so renewed.

             c. Provided this lease is renewed at the end of the primary term of [Confidential treatment has been requested], the first renewal of [Confidential treatment has been requested] and the second renewal of [Confidential treatment has been requested] as provided above, said lease shall be automatically renewed for an additional [Confidential treatment has been requested] period at [Confidential treatment has been requested] per month, unless the Lessee, or its assigns, shall give a written notice to the Lessor at least sixty days prior to the end of the third renewed term that said lease is not to be so renewed.

                   No renewal will be allowed after the third renewal term, of [Confidential treatment has been requested] years from this date. Termination of this lease or failure to exercise any option to renew this lease will terminate all un-exercised options to renew this lease.

             4. Taxes and Charges: Lessee shall pay and discharge before delinquency all real and personal property taxes and assessments levied or assessed against the premises and improvements thereon by any governmental authority or district, and all charges for water, electricity, gas, telephone, sewers, power, rubbish removal, and other public utilities. Any such payment or installments thereof required to be made with respect to any period prior or subsequent to the term of this lease shall be prorated as necessary between Lessor and Lessee. Lessee may at its expense contest any such tax, assessment, or charges.

             5. Fire Insurance: Lessee will at all time maintain in force a policy of fire insurance, with standard extended coverage endorsement, insuring improvements erected upon the, premises against damage or destruction from risks covered by such type of policy. The amount of such policy will equal at least eighty per cent of the net sound insurable value of the improvements. Such policy will name Lessor and Lessee as insureds, as their interests may appear, and may contain a lender's loss payable endorsement in favor of any financial institution which may furnish financing for improvements on the premises as provided in paragraph 11. All funds paid to Lessor and Lessee by the insurance carrier as a result of any loss will be immediately paid to Lessee and shall be used exclusively by Lessee in the repair of restoration of the improvements, or the construction of any new improvements, pursuant to paragraph 9 except that if destruction is more than 50% in the last 3 years of a renewal term, Lessee may elect to terminate this lease and pay Lessor all insurance proceeds. Lessee will furnish Lessor a certificate or duplicate policy of such insurance.

             During any period that the leasehold improvements are destroyed by fire, storm, or other casualties, the rents due and payable hereunder shall abate in proportion to the business use which Lessee, or its assigns, can make of said leased premises. The lessee shall proceed promptly to restore or replace any damaged or destroyed leasehold improvements. Upon completion of such restoration or repairs, full rent shall recommence.

             6. Liability Insurance: Lessee will at all times during the term of this lease maintain in force an insurance policy which will name Lessor and Lessee as insureds against all liability resulting from injury to or death or any person or persons and damage to property in or about the premises, the liability under such insurance not to be less than $200,000.00 for any one person, $500,000.00 for any one accident, and $25,000.00 for property damage. Lessee will furnish Lessor a certificate or duplicate policy of such insurance. Lessee will maintain in force all employees' compensation insurance on its employees required under the applicable Workman's Compensation Act.

             7. Lessor's Access to Premises: Lessor will have free access to the premises at all reasonable times for the purpose of examining the same or inspecting the condition thereof, to exhibit the premises to Lessor's prospective purchasers or mortgagors of the premises, to determine if Lessee is performing its agreements in this lease, and to post such reasonable notices as Lessor may desire to protect the rights of Lessor, including, but not by way of limitations, notices of non-responsibility for lien claims.

             8. Lessee's Default: Lease Termination: Should the Lessee at any time during the term of this lease or any extension hereof, fail or refuse to pay the rent due hereunder, after a thirty day written notice by registered mail or certified mail addressed to the president of Stuckey's, Inc., Eastman, Georgia with a copy thereof by certified or registered mail to any assignee or sublessee, of the Lessee or should the Lessee in any manner fail to commence the correction of any violation of the terms and conditions of this lease or of the obligations to be performed hereunder, after a thirty day written notice by registered registered or certified mail to the President of Stuckey's Inc. Eastman, Georgia, with a copy thereof by, registered or certified mail to any assignee or sublessee or Lessee, then the Lessor may, at its election, declare the term ended, enter and retake the premises with or without process, and expel any occupants. Lessor will have an express landlord's lien for past due rents on the property of the occupant located in the premises, whether or not exempt from execution, which lien is additional to any liens provided by law, and which may be foreclosed by public sale after notice. The failure of the Lessor to terminate this lease for any uncured default will not be a waiver of any right to terminate the lease for any prior or subsequent uncured default provided the same notice is given as provided for herein-above. In no event shall this lease be deemed an asset of the Lessee after adjudication in bankruptcy. The Lessee shall pay all costs and expenses, including an attorney fee not to exceed fifteen percent of the past due rents, that shall arise from enforcing this lease.

             9. Improvement and Repair of Premises: Lessee may construct improvements on the premises, may alter or modify any part thereof and may demolish all or any part thereof. If Lessee demolishes any improvements, Lessee will, within 60 days after completion of such demolition, commence construction on the premises of new improvements which, when completed, shall have a replacement value in excess of the value, on the date of demolition, of the improvements demolished, which construction will be continue diligently to completion. All construction, repair, alteration, modification and demolition will be done in compliance with applicable building ordinance and laws.

Lessee shall pay all costs, expenses and liabilities arising out of or in any way connected with any improvements, demolition, alterations, or additions made by it and shall hold harmless and indemnify Lessor from or against any such costs, expenses and liabilities, including liability which might arise from any liens. Lessor shall not be obligated to make any improvements, alterations or repairs whatsoever in or about said premises and Lessor sha11 not be liable or accountable for any damages to said premises or any property located thereon. Lessee will at its expense keep all improvements on the premises in good condition and repair; acts of God, reasonable use, wear and tear and depreciation excepted, subject to Lessee's right to demolish improvements and erect new improvements on the premises.

             10. Lessor's Liability: Lessor shall not be liable for any damage to the premises, or to any part thereof, or to any property therein, caused by leakage from the roof of the premises or by bursting, leakage or overflowing of any, waste pipes, water pipes, tanks, drains, or stationary washstands, or by reasons of any damage whatsoever caused by water, gas or electricity from any source whatsoever. Lessor shall not be liable for any injury or damage, either to person or property, arising from any cause whatsoever, which shall occur in any manner on or about the said demised premises unless such injury or damage shall be due to the negligence of Lessor or Lessor's agents, and Lessee agrees to indemnify and save harmless Lessor from every and all liability and claims for damages arising out of any cause whatsoever and occurring in any manner on or about the premises, except such damage as occurs from the negligence of Lessor or his agent.

             11. Holding Over: If Lessee holds over after expiration or termination of the lease term it will be considered a forcible entry and detainer, with rental payable for the period of such holding over as though a tenancy from month to month has been created at the monthly rental payable just preceding the period of holding over. Holding over will be subject to all the terms of the lease, but will not be construed an a renewal of this lease.

             12. Surrender of Premises: At the end of the lease term, or any extension, Lessee will surrender the premises to Lessor in as good order and condition as when the same were entered upon by the Lessee, loss by fire, or unavoidable accidents or ordinary wear, excepted. Lessee will remove from the premises all shelving, movable furniture, and trade fixtures, including snack bar equipment; if Lessee desires that such shelving, furniture, and trade fixtures be left in or upon the premises in lieu of restoring the original condition or a portion thereof, the same may be done upon obtaining written approval of the Lessor.

             13.  Assignment,  Subletting  and Use:  It is  contemplated  by the parties hereto that lessee will cause to be constructed at its own expense a Stuckey's Pecan Shoppe on the demised premises , it is agreed that the said land and building and all improvements thereon or any part thereof may be sublet by the Lessee in this lease and all the rights of the Lessee hereunder may be assigned, provided that the Lessee shall not be released from the payment of the rent provided for herein. It being further contemplated that Lessee, or its assigns, may wish to finance the leasehold improvements to be placed upon said premises, it is hereby agreed between the parties that Lessee or its assigns may subject its interest in this lease, together with any leasehold improvements to a security interest to be given by Lessee or its assigns to a financial institution. Lessor does, however, agree that the holder or any such security interest in this lease or upon the leasehold improvements may on foreclosure seize the leasehold improvements and take over the interest of Lessee in this lease, provided that said secured party shall perform all obligations called for herein to be performed by the lessee, including but not by way of limitation the payment of rent, the payment of taxes and the insuring of leasehold improvements.

             Lessor covenants that the Lessee or its assign, on payment of all of the aforesaid rent payments in the performance of all covenants herein contained shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, or if options are exercised, for the extended term pursuant to the options hereinafter granted and the said Lessor, or its assigns, shall have the right to operate on said premises a Stuckey's Pecan Shoppe or other lawful business.

             Lessor may transfer its interest under this lease without the consent of the Lessee.

             14. Eminent Domain: In the event any proceedings in eminent domain for public or quasi-public use with respect to the premises or the improvements thereof, the rights of the parties shall be as follows:

             a. Entire Premises Taken:

             If the entire premises and improvements erected by Lessee are taken, Lessee shall be entitled to receive out of the award an amount equal to the fair market value of Lessee's lease and the fair market value of the use of the improvements and non-removable fixtures for the remainder of the of the lease on the date of taking. Lessor shall be entitled to receive al1 the remainder of the award. As of the date of taking, Lessor and Lessee shall have no further liability to each other pursuant to this lease.

             b. Part of Premises Taken:

             If only a portion of the premises is taken, or a portion of the premises and improvements is taken, then the monthly rent due pursuant to this lease shall be reduced by an amount which shall bear the same relation to the total monthly rent specified in this lease to be paid as the fair market value of the portion of the premises or improvements taken shall bear to the total fair market value of entire premises, but excluding the value of the improvements, for the use to which the premises are being devoted on the date of taking. If the taking should render the premises unsuitable for the continuance of Lessee's business on the premises, then Lessee may terminate this lease. Lessee shall be entitled to receive out of the award an amount equal to the fair market value of the use of the improvements taken, plus the fair market value of the use of such portion of the premises and/or improvement for the remainder of the term of the lease.

             c. Use and Possession Taken

             If only the use and possession of the premises and improvements are taken for all or a portion of the remainder of the term of the lease, Lessee shall be entitled to receive the entire award, but shall continue to pay to Lessor the rent due to Lessor pursuant to this lease during such period of taking. If the taking should render the premises unsuitable for the continuance of Lessee's business on the premises, then Lessee may terminate the lease. If the use and possession are taken for a period extending beyond the expiration date of the term of the lease, the award shall be divided between Lessor and Lessee. Lessee shall be entitled to receive that part of the award which shall bear the same relation to the total award as the remaining number of days of the term of the lease shall bear to the total number of days of such use and possession by the condemnor.

             15. Binding Effect and Governing Law: This lease will inure to, and be binding upon, the parties, their successors assigns, fiduciaries, transferees, sublessees, heirs, executors, and administrators, will be governed by the laws of New Mexico, and constitutes the entire agreement of the parties.

             16. Notices: Notices will be deemed given when mailed prepaid, certified, or registered mail, return receipt requested, to Lessor at P. 0. Box 406, Edgewood, New Mexico, and to Lessee at P.O. Box 301, Eastman, Georgia, or such other address as may be furnished from time to time.

             Done November 22nd, 1966.

         Lessee                                  Lessor
         ------                                  ------

  STUCKEY'S INC.

By /s/ Signature illegible                       By /s/ Clara May Bassett
  --------------------------                       ---------------------------
Its      President                                  Clara May Bassett, a widow
   -------------------------

ATTEST:

/s/ Signature illegible
----------------------------

Its Asst. Secretary
   -------------------------

State of New Mexico        )
                           )        Ss
County of Bernalillo       )

             The foregoing instrument was acknowledged before me this 22nd day of November, 1966, by Clara May Bassett, a widow.

My Commission Expires:  11-16-69                      /s/ Signature illegible
                     -------------                   --------------------------
                                                            Notary Public

State of Georgia  )
                  )        Ss
County of Dodge   )

             The foregoing instrument was acknowledged before me this 8th day of December, 1966, by W. S. Stuckey, the President of STUCKEY'S, INC., a Delaware corporation an behalf of such corporation.

My Commission Expires:  March 13, 1976               /s/ Signature illegible
                      ------------------             -----------------------
                                                          Notary Public